UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Quaint Oak Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

April 11, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  The meeting will be held at our headquarters, located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 14, 2014 at 2:00 p.m., Eastern time.  The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Quaint Oak Bancorp, I thank you for your continued interest and support.

                         Sincerely,

                         Robert T. Strong
                         President and Chief Executive Officer

1926
QUAINT OAK BANK
Main Office:
501 Knowles Avenue
Southampton, PA 18966
Branch Office:
1710 Union Boulevard
Allentown, PA 18190
MARKET AREA
Northampton County
Lehigh County
Allentown
Bucks County
Montgomery County
Southampton
City of Philadelphia
PENNSYLVANIA
Harrisburg

The main office is located in the Southampton Shopping Center at the intersection of Knowles Avenue and 2nd Street Pike. The entrance is on Knowles Avenue, and we are located at the northwest corner of the shopping center.

If you are driving from:

1-95 and Street Road: proceed west on Street Road approximately 8½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Pennsylvania Turnpike and Route 1 South: proceed west on Street Road approximately 5 miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Bustleton Avenue: proceed north on Bustleton Avenue to Street Road. Turn left and proceed approximately 2½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Huntingdon Pike (Route 232): proceed north on Huntingdon Pike. Huntington Pike becomes 2nd Street Pike. Turn left on Knowles Avenue.

QUAINT OAK BANCORP, INC. 501 Knowles Avenue Southampton, Pennsylvania 18966 (866) 795-4499

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	2:00 p.m., Eastern time, Wednesday, May 14, 2014

PLACE	Quaint Oak Bank 501 Knowles Avenue Southampton, Pennsylvania 18966

ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2017, and until their successors are elected and qualified;

(2) To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Quaint Oak Bancorp common stock of record at the close of business on March 21, 2014, are entitled to vote at the meeting.

ANNUAL REPORT	Our 2013 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name with a broker or other nominee can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Southampton, Pennsylvania April 11, 2014	BY ORDER OF THE BOARD OF DIRECTORS Diane J. Colyer Corporate Secretary

PROXY STATEMENT
OF
QUAINT OAK BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Quaint Oak Bancorp, Inc., the parent holding company of Quaint Oak Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 14, 2014 at 2:00 p.m., Eastern time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 11, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2014.  This proxy statement and our 2013 Annual Report are available on our website at www.quaintoak.com/investors/annual-meeting/.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors and the ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Quaint Oak Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the meeting, March 21, 2014, are entitled to vote at the meeting. On the record date, we had 917,649 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable that your shares will be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors, if you do not furnish instructions to your broker.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.  If your broker votes in his or her discretion on proposal two and you did not provide instructions on proposal one, then your shares will be considered “broker non-votes” on the election of directors.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy. Any earlier proxies will be revoked automatically.

●
Second, you may send a written notice to the Secretary of Quaint Oak Bancorp, Inc., Ms. Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, Inc., 501 Knowles Avenue, Southampton, Pennsylvania 18966, stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the year ended December 31, 2014.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum, a majority of the outstanding shares entitled to vote represented in person or by proxy, present.  The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors.  Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.  The directors are elected by our shareholders for staggered terms, or until their successors are elected and qualified.  At the annual meeting, shareholders of Quaint Oak Bancorp will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2017, and until their successors are elected and qualified.

No director is related to any other director or executive officer by first cousin or closer, except Messrs. Ager and DiPiero who are brothers-in-law.  Each nominee and each director whose term continues currently serves as a director of Quaint Oak Bancorp and its subsidiary, Quaint Oak Bank.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director.  Terms as directors for all directors other than Mr. Clarke include service as a director of Quaint Oak Bank prior to the formation of Quaint Oak Bancorp in 2007.  Ages are reflected as of March 21, 2014.

Nominees for Director for a Three-Year Term Expiring in 2017

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

George M. Ager	Director. Previously, Vice Chairman of the Board of Quaint Oak Bank from 1984 to April 2007. Currently retired. Age 77.

Mr. Ager has served as a Director since 1968 and brings the perspective of intimate knowledge of the Philadelphia area to the Board.  Philadelphia has been described as a City of neighborhoods and Mr. Ager has worked the majority of them through his prior employment with a major utility company.  This geographic knowledge overlays the Bank’s major investment area.

Nominees for Director for a Three-Year Term Expiring in 2017 (Continued)

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

James J. Clarke, Ph.D.
Director.  Principal of Clarke Consulting, Villanova, Pennsylvania, a financial institution consulting firm specializing in asset/liability management, strategic planning and board/management education, since 2002. Trustee of Reliance Bank, Altoona, Pennsylvania since August 1995. Trustee of Phoenixville Federal Bank and Trust, Phoenixville, Pennsylvania since January 2011. Director and Chair of the Audit Committee of Wright Investors’ Service, a privately held company, Milford, Connecticut, since December 2002. Director of First Financial Bank, Downingtown, Pennsylvania and its public holding company, Chester Valley Bancorp Inc., from 2004 to 2005. Prior thereto, Mr. Clarke served as Professor of Finance and Economics, Villanova University from 1972 to 2002. Age 72.

Mr. Clarke has served as a Director since 2007 and holds the position of Chairman of the Asset and Liability Committee. His background as a professor of finance and economics and currently as a consultant to the banking industry brings unusual depth and perspective as a Director.

Marsh B. Spink	Director. Managing Partner of Lawn-Crest Realty, Philadelphia, Pennsylvania since 1962. Age 75.

Mr. Spink has served as a Director since 1988 and holds the position of Chairman of the Corporate Governance Committee, the moral compass of the Board. His life work has been in the real estate sales, management and construction business in the greater Philadelphia area which parallels the primary business activities of the Bank.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2015

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

Andrew E. DiPiero, Jr., Esq.
Director.  Attorney with Baratta, Russell & Baratta, Huntingdon Valley, Pennsylvania since November 2011. Prior thereto, Partner with Stampone, D’Angelo, Renzi, DiPiero, Attorneys at Law, P.C., Cheltenham, Pennsylvania, since June 2004. Age 61.

Mr. DiPiero has served as a Director since 1984 and holds the position of Chairman of the Audit Committee. He brings the expertise of a practicing attorney to the Board of Directors and has an insight into the Lehigh Valley market area, having represented numerous clients in that region. Additionally, he is AV rated by Martindale Hubbell and has been awarded the designation of Super Lawyer by Philadelphia Magazine for each of the last seven years.

Robert J. Phillips
Chairman of the Board of Quaint Oak Bancorp and Quaint Oak Bank since 2007 and 1984, respectively. Partner, Phillips and Phillips Enterprises, Doylestown, Pennsylvania since March 2005. Previously, President, Shipping Connections, Inc., Bristol, Pennsylvania from October 1996 to October 2003. Age 67.

Mr. Phillips has served as a director since 1968 and Chairman since 1984. Mr. Phillips also acts as a liaison to the Bank’s community serving in the position of Director of the Centennial Education Foundation along with being a Director and past President of the Southampton Business and Professional Association. He has been honored in 2010 with the Southampton Outstanding Citizen Citation.

Directors Whose Terms Expire in 2016

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

John J. Augustine, CPA
Director.  Chief Financial Officer of Quaint Oak Bancorp and Chief Financial Officer and Treasurer of Quaint Oak Bank since October 5, 2009 and Executive Vice President of Quaint Oak Bank since May 2013.  Previously, Senior Audit Manager of Teleflex, Inc., Limerick, Pennsylvania from February 2006 to September 2009.  Prior thereto, Mr. Augustine was a self-employed consultant for JJA Consulting, Lansdale, Pennsylvania from January 2004 to February 2006; and Executive Vice President and Chief Financial Officer of Reda Sports, Inc., West Easton, Pennsylvania from March 1997 to January 2004. Age 61.

Mr. Augustine has served as a Director since 2000. As a certified public accountant he brings extensive business and consulting experience to the Board. He has more than 20 years of service with financial institutions, including serving as Vice President and Controller for Vista Bancorp, Inc., and Assistant Controller of Germantown Savings Bank.

Kenneth R. Gant, MBA
Director.  Non-employee Secretary/Treasurer of Quaint Oak Bank’s Board through July 2007. Currently, Associate Agent of Landis Agencies, Quakertown, Pennsylvania; previously, Owner, Gant Insurance Agency, Doylestown, Pennsylvania from September 2006 to January 2008. Prior thereto, Agency Development Manager, National Grange Insurance Company, Keene, New Hampshire from February 2005 to April 2006; consultant for Quaint Oak Bank from July 2003 to February 2005; previously Chief Operating Officer, GMG Insurance Agency, Newtown, Pennsylvania, from 1980 to June 2003. Age 55.

Mr. Gant has served as a Director since 1986, and brings the perspective of risk management to the Board from his business life involvement, at many levels, in the insurance business. Mr. Gant has also earned his MBA degree which brings a higher view of business activities to his position as Director.  Mr. Gant also holds the CIC (Certified Insurance Counselor), CPCU (Chartered Property and Casualty Underwriter) and CRM (Certified Risk Manager) designations.

Robert T. Strong
Director.  President and Chief Executive Officer of Quaint Oak Bancorp and Quaint Oak Bank since March 2007 and June 2001, respectively.  Previously, Owner and President of Strong Financial Corporation, Southampton, Pennsylvania.  Prior thereto, Mr. Strong was responsible for residential mortgage banking as Senior Vice President of Prime Bank, Fort Washington, Pennsylvania. Age 67.

Mr. Strong has served as a Director since 2000 and, having focused his professional career in banking brings an extensive background in financial institutions and leadership expertise to the Board. Mr. Strong also brings entrepreneurial business knowledge and experience to the Board through his prior ownership and operation of Strong Financial Corporation. He has extensive mortgage banking experience in the Bank’s market area and significant knowledge of the local real estate market.

Executive Officers Who Are Not Also Directors

Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of Quaint Oak Bancorp and Quaint Oak Bank who do not also serve as directors of Quaint Oak Bancorp.  Ages are reflected as of March 21, 2014.

Diane J. Colyer, age 55 years, has served as Chief Operating Officer of Quaint Oak Bancorp since October 2009, Treasurer of Quaint Oak Bancorp from July 2008 through May 2010, and Corporate Secretary since April 2007.  Ms. Colyer also served as Chief Operating Officer of Quaint Oak Bank since

October 2009 and Treasurer of Quaint Oak Bank from May 2009 through May 2010, System Security Officer since July 2000, Network Administrator since May 2001 and Corporate Secretary since April 2007.  Ms. Colyer served as Operations Officer of Quaint Oak Bancorp from March 2007 to October 2009 and of Quaint Oak Bank from August 1999 to October 2009. From May 2002 through April 2006, Ms. Colyer served as Compliance Officer, Security Officer and Community Reinvestment Act Officer of Quaint Oak Bank.  From April 2005 to April 2007, Ms. Colyer served as Assistant Secretary.

William R. Gonzalez, age 30 years, has served as Senior Vice President Business Development, Network Administrator, and Network Security Officer since May 2013. Mr. Gonzalez has served as President and Chief Executive Officer of Quaint Oak Real Estate, LLC and Quaint Oak Abstract, LLC since July 2009.  Mr. Gonzalez served as Executive Vice President and Chief Operating Officer of Quaint Oak Mortgage, LLC from July 2009 through April 2013, and President and Chief Executive Officer since May 2013.  Prior thereto, Mr. Gonzalez served as President and Chief Executive Officer of General Mortgage Company, LLC, First Continental Settlement Services, LLP, and Bellman & Radcliff Real Estate, LLC, Allentown, Pennsylvania through June 2009.

Curt T. Schulmeister, age 56 years, has served as Chief Lending Officer of Quaint Oak Bank since February 2007.  Previously, Mr. Schulmeister served as Executive Vice President and Chief Lending Officer of Earthstar Bank, Southampton, Pennsylvania since June 2001.

Robert Farrer, age 48 years, has served as Compliance Officer of Quaint Oak Bank since April 2006 and Chief Risk Officer since May 2010.  Mr. Farrer served as Manager – Customer Service from December 2004 until May 2010, Bank Secrecy Officer from April 2006 until May 2010, Security Officer from April 2006 until May 2012 and Community Reinvestment Act Officer from April 2006 until May 2012.  Prior thereto, Mr. Farrer served as Branch Manager and Assistant Vice President of Bank of America, Jenkintown, Pennsylvania, from September 1986 to December 2004.

Committees and Meetings of the Board of Directors

The Board of Directors of Quaint Oak Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2013, the Board of Directors of Quaint Oak Bancorp held twelve regular meetings.  No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.  The Board of Directors has determined that a majority of its members are independent directors as “independent director” is defined in the Nasdaq listing standards.  Our independent directors are Messrs. Ager, Clarke, DiPiero, Gant, Phillips and Spink. In determining Mr. Ager’s independence, the Board considered that Mr. Ager’s spouse serves as a non-executive employee of Quaint Oak Bank in her capacity as Assistant Secretary/Deposit Services.

Compensation Committee.  The members of the Compensation Committee are Messrs. Clarke, DiPiero and Phillips, who is Chairman.  The Compensation Committee reviews the compensation of our executive officers and met three times in 2013.  No member of the Compensation Committee is a current or former officer or employee of Quaint Oak Bancorp or Quaint Oak Bank.  The Compensation Committee has adopted a written charter which is available on our website at www.quaintoak.com under the Investor Relations heading.

Audit Committee.  The primary purpose of the Audit Committee, as set forth in the committee’s charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three outside directors, Messrs., Gant, Phillips and DiPiero, who is Chairman.  The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert.  The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets on an as needed basis and met five times in fiscal 2013.  The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.quaintoak.com under the Investor Relations heading.

Nominating and Corporate Governance Committee.  The members of the Nominating and Corporate Governance Committee of Quaint Oak Bancorp for fiscal 2013 were Messrs. Gant, Phillips and Spink, who is Chairman.  The Nominating and Corporate Governance Committee met twice during fiscal 2013.  Nominations for director of Quaint Oak Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.quaintoak.com under the Investor Relations heading.

Board Leadership Structure

Mr. Robert T. Strong serves as our President and Chief Executive Officer and Mr. Robert J. Phillips serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Quaint Oak Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Phillips is an independent director under the rules of the Nasdaq Stock Market.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Quaint Oak Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing Quaint Oak Bancorp.

Two of our senior executive officers, Mr. Strong and Mr. Augustine, serve on our Board of Directors.  Other members of our senior management attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters.  Quaint Oak Bank has established an Asset-Liability Committee (“ALCO”), Risk Management Committee and Loan Committee composed of members of the Board and senior management.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of Quaint Oak Bancorp’s management and affairs.

Director Compensation

Director Compensation Table.  The following table sets forth total compensation paid to each director of Quaint Oak Bank during fiscal 2013, other than Messrs. Strong and Augustine whose compensation is set forth below under “Executive Compensation.”  Quaint Oak Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors.  We did not award any equity shares to our directors in 2013.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
George M. Ager, Jr.	$30,475	$16,200	$9,510	$95	$56,280
James J. Clarke, Ph.D.	17,100	16,200	9,510	95	42,905
Andrew E. DiPiero, Jr., Esq.	18,700	16,200	9,510	95	44,505
Kenneth R. Gant, MBA	19,750	16,200	9,510	95	45,555
Robert J. Phillips	65,275	24,300	15,850	283	105,708
Marsh B. Spink	25,300	16,200	9,510	95	51,105
________________________

(1)
These amounts represent the aggregate grant date fair value of restricted stock awards and option grants during the year ended December 31, 2013, in accordance with FASB ASC Topic 718.  The assumptions  used for calculating the grant date fair value are set forth in Note 13 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 27, 2014.  These amounts do not represent actual amounts paid to or realized by our directors for these awards during fiscal year 2013.  As of December 31, 2013, each of our non-employee directors had 1,000 shares of unvested restricted stock and an aggregate of 9,943 stock options, except for Mr. Phillips who had 1,500 shares of unvested restricted stock and an aggregate of 25,829 stock options.

(2)	Consists of dividends paid on shares of restricted stock that vested during 2013.

Narrative to Director Compensation Table. Members of our Board of Directors receive no compensation for membership on the Board or Committees of Quaint Oak Bancorp. During 2013, each director of Quaint Oak Bank other than Mr. Strong and Mr. Augustine received an annual retainer of $5,500 and received $700 for each meeting of the Board of Directors, with one paid absence permitted per year.  For all committees, other than Audit, members received $300 for each committee meeting.  Members of the Audit Committee received $550 per meeting and Mr. DiPiero, as Chair, received $650.  Messrs. Clarke and Gant, as Chairs of Quaint Oak Bank’s ALCO Committee and Risk Management Committee, respectively, received $650 per committee meeting.  The other ALCO and Risk Management Committee members are executive officers and did not receive committee meeting fees.  Committee fees are paid only if the meeting is attended.  In addition to the regular annual retainer and meeting fees, the Chairman of the Board received a fee of $2,500 per month during fiscal 2013.

During the year ended December 31, 2013, we made grants and awards of restricted stock and stock options to the member of our Board of Directors under the 2013 Stock Incentive Plan.  Each of our non-employee directors received a grant of 1,000 shares of restricted stock and an award of 3,000 stock options, except for Mr. Phillips, our Chairman of the Board, who received a grant of 1,500 shares of restricted stock and an award of 5,000 stock options.  The grants and awards of restricted stock and stock options are vesting at a rate of 20% per year commencing on May 8, 2014.  The stock options have an exercise price of $16.20 per share and will expire on May 8, 2023.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so.  All of our directors attended our annual meeting of shareholders held in May 2013.

Director Nominations

The Nominating and Corporate Governance Committee’s charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o o	independence of thought; and an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate.  Procedures for shareholder nominations are discussed under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Related Party Transactions

Certain of our directors and executive officers as well as members of their immediate families and others who are considered “related persons” under Item 404 of Regulation S-K of the SEC are customers of Quaint Oak Bank.  Any loans to related persons are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Quaint Oak Bank.  We had no loans outstanding to our directors, executive officers, any of their immediate family members or any related persons at December 31, 2013.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Quaint Oak Bank to our President and Chief Executive Officer and the other two highest compensated executive officers of us or Quaint Oak Bank for the years ended December 31, 2013 and 2012.

				Stock	Option	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awawrds(2)	Awards(2)	Compensation(3)	Total
Robert T. Strong President and Chief Executive Officer	2013 2012	$242,000 234,000	$24,777 44,143	$81,000 --	$47,550 --	$24,066 20,261	$419,393 298,404
John J. Augustine Chief Financial Officer	2013 2012	160,000 154,500	11,150 19,380	56,700 --	31,700 --	17,936 13,045	277,486 186,924
Curt T. Schulmeister Chief Lending Officer Quaint Oak Bank	2013 2012	135,000 131,000	7,744 15,211	25,920 --	15,850 --	13,343 10,415	197,857 156,626

_________________
(1)	Reflects bonus for the fiscal year, paid in the following fiscal year.

(2)
Reflects the grant date fair value in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options that were granted during the fiscal year. The valuation of the restricted stock awards is based on a grant date fair value of $16.20. The assumptions used in valuing the stock option awards are set forth in Note 13 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2013.

(3)
Includes the fair market value of the shares of Quaint Oak Bancorp common stock allocated to the employee stock ownership plan accounts of Messrs. Strong, Augustine and Schulmeister during fiscal 2013 based on a closing price of $16.20 on December 31, 2013, dividends paid on shares of restricted stock that vested during 2013 and life insurance premiums. All other compensation does not include amounts attributable to other miscellaneous benefits.  The costs to Quaint Oak Bank of providing such benefits did not exceed $10,000.

Narrative to Summary Compensation Table. The Compensation Committee approved a base salary of $242,000 for Mr. Strong in 2013, an increase of $8,000, or 3.4%, over his base salary for 2012.  The dollar amount of his base salary was determined by the Compensation Committee’s review of the local market for chief executive officer compensation and was intended to ensure that Quaint Oak Bank remained competitive in attracting and retaining a qualified chief executive officer.  The Compensation Committee approved a bonus pool for all employees for fiscal 2013 which was paid in 2014.  In determining the amount of the bonus pool allocated to Mr. Strong, the Compensation Committee utilized a performance matrix.  The matrix consisted of the following five targets: loan growth; deposit growth; efficiency ratio; Texas Ratio; and Camel rating, in addition to a limited discretionary amount. The Compensation Committee also considered the awards of restricted stock and grants of stock options to Mr. Strong during the year ended December 31, 2013. In addition, in fiscal 2013, Mr. Strong received dues and membership fees for a local country club as a means of supporting business development.

Employment Agreements

Quaint Oak Bank entered into an amended and restated employment agreement with Mr. Strong dated as of December 10, 2008, and an employment agreement with Mr. Augustine dated as of September 14, 2012.  The employment agreements have a three-year term which is automatically extended each year for a successive additional one-year period, unless a party to the agreement gives written notice not less than thirty (30) days nor more than ninety (90) days prior to the annual anniversary date, not to extend the employment term.

The employment agreements provide for minimum base salaries of $220,000 and $154,500 to be paid to Messrs. Strong and Augustine, respectively, which may be increased from time to time by the

Board of Directors.  The executives are also eligible for a bonus in such amount as determined by the Board of Directors at their discretion.  The agreements provide for participation in employee benefit plans, currently consisting of life insurance, medical and dental, reimbursement for expenses incurred in performing their duties as officers of Quaint Oak Bank and paid vacation as approved by the Board of Directors.

The employment agreements are terminable with or without cause by Quaint Oak Bank. The executive has no right to compensation or other benefits pursuant to the employment agreement for any period after termination by Quaint Oak Bank for cause, as defined in the agreements.  In the event that the employment agreements are terminated by Quaint Oak Bank other than for cause or by the executives as a result of certain adverse actions which are taken with respect to their employment following a change in control, as defined, of Quaint Oak Bank, then the executives will be entitled to a lump sum cash severance amount equal to 2.99 times their average annual compensation for the last three calendar years, subject to reduction pursuant to Section 280G of the Code, as set forth below.

A change in control is generally defined in the employment agreement to mean a change in the ownership or effective control of Quaint Oak Bancorp or Quaint Oak Bank or a change in the ownership of a substantial portion of the assets of Quaint Oak Bancorp or Quaint Oak Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

The employment agreements provide that, in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the executive’s average annual compensation from Quaint Oak Bank that was includable in his gross income during the most recent five taxable years ending prior to the year in which the change in control occurs.  As a result, the severance payment in the event of a change in control will not be subject to a 20% excise tax, and Quaint Oak Bank will be able to deduct such payment as compensation expense for federal income tax purposes.

In the event that prior to a change in control the employment agreement is terminated by Quaint Oak Bank other than for cause or the executive’s death or disability, or by the executive for “good reason,” as defined, then Quaint Oak Bank will pay the executive a lump sum cash severance payment equal to three times his current base salary within 30 days following his termination.  Upon his death or disability, Quaint Oak Bank shall pay the executive or his estate or legal representative, a lump sum cash severance payment equal to one times his current base salary within 30 days following the date of termination of employment, plus a lump sum equal to the prorated portion of the bonus that would have been paid if he had remained employed for the full calendar year, based upon the portion of the year that he was able to perform his duties prior to his death or disability.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Quaint Oak Bank 401(k) Plan effective May 1, 2012.  To participate in the 401(k) Plan, eligible employees must have completed three months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $17,500, of their eligible compensation for 2013.  Quaint Oak Bank may contribute a matching contribution to the plan in an amount it determines each year.  We are also permitted to make discretionary profit sharing contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  In connection with the initial public offering of Quaint Oak Bancorp in July 2007, we established an employee stock ownership plan for our eligible employees. The employee stock ownership plan acquired 111,090 shares of Quaint Oak Bancorp’s common stock utilizing a $1.0 million loan from Quaint Oak Bancorp. The original loan to the employee stock ownership plan had a term of 15 years. We may, at our discretion, make additional contributions in the form of debt service which reduces the principal and the term of the loan. Shares are released for allocation to employees’ accounts as the debt service payments are made.  Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after six years of service or normal retirement age. Participants also become fully vested in their account balances upon a change in control (as defined), death or disability.  Benefits may be payable upon retirement or separation from service.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards at December 31, 2013 to our named executive officers.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(3)
Name	Exercisable	Unexercisable
Robert T. Strong	34,715 --	-- 15,000	$10.00 16.20	5/14/2018(1) 5/8/2023(2)	5,000	$81,000
John J. Augustine	6,943 --	-- 10,000	10.00 16.20	5/14/2018(1) 5/8/2023(2)	3,500	56,700
Curt T. Schulmeister	1,870 --	374 5,000	10.00 16.20	5/14/2018(1) 5/8/2023(2)	1,750	28,350
___________________
(1)	Granted pursuant to our 2008 Stock Option Plan and vesting at a rate of 16.67% per year for Mr. Schulmeister, commencing on May 14, 2009.

(2)	Granted pursuant to our 2013 Stock Incentive Plan and vesting at a rate of 20% per year commencing on May 8, 2014.

(3)
Calculated by multiplying the closing market price of our common stock on December 31, 2013, which was $16.20, by the applicable number of shares of common stock underlying the executive officer’s stock awards.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

Our Audit Committee has appointed S.R. Snodgrass, P.C., independent registered public accounting firm, to perform the audit of Quaint Oak Bancorp’s financial statements for the year ending December 31, 2014, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass, P.C. that neither that firm nor any of its associates has any relationship with Quaint Oak Bancorp or Quaint Oak Bank other than the usual relationship that exists between independent registered public accounting firms and their clients.  S.R. Snodgrass, P.C. will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass, P.C. as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass, P.C. is compatible with maintaining their independence.  Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

Change in Auditors

On July 10, 2013, Quaint Oak Bancorp notified ParenteBeard LLC that it had been dismissed as Quaint Oak Bancorp’s independent registered public accounting firm.  Quaint Oak Bancorp’s principal audit personnel at ParenteBeard LLC had resigned from ParenteBeard LLC.  The decision to change Quaint Oak Bancorp’s independent registered public accounting firm was approved by the Audit Committee of Quaint Oak Bancorp’s Board of Directors.

ParenteBeard LLC performed an audit of Quaint Oak Bancorp’s consolidated financial statements for the year ended December 31, 2012.  ParenteBeard LLC’s report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2012, and from December 31, 2012 through July 10, 2013, there were no (i) disagreements between Quaint Oak Bancorp and ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused ParenteBeard LLC to make reference to the subject matter of such disagreements in connection with its report.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass, P.C. for professional services in connection with the audit of Quaint Oak Bancorp’s consolidated financial statements for fiscal 2013 and the fees paid by us to S.R. Snodgrass, P.C.  for tax services during fiscal 2013 and as well as the fees paid by us to ParenteBeard LLC for services rendered in connection with the audit of Quaint Oak Bancorp’s financial statements for fiscal 2012 and for tax services. No fees were paid by us to S.R. Snodgrass, P.C. or ParenteBeard LLC for audited-related services or any other services rendered by S.R. Snodgrass, P.C. or ParenteBeard LLC during fiscal 2013 or 2012, respectively.

	Year Ended December 31,
	2013	2012
Audit Fees(1)	$71,176	$82,674
Audit-related fees	--	--
Tax fees (2)	750	18,675
All other fees	--	--
Total	$71,926	$101,349
____________________
(1)
Audit fees consist of fees for professional services rendered for the audit of Quaint Oak Bancorp's financial statements, review of financial statements included in Quaint Oak Bancorp's quarterly reports, financial and compliance audits required by HUD, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)   Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax, audit and related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Quaint Oak Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee separately approves other individual engagements as necessary.  The chair of the

Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 21, 2014, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of March 21, 2014(1)
Name of Beneficial Owner	Amount		Percentage(2)
Banc Funds Co LLC 20 North Wacker Drive Suite 3300 Chicago, Illinois 60606	61,000	(3)	6.6%

Phil Lifschitz 7 Tulane Drive Livingston, New Jersey 07039	91,753	(4)	9.9

Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust 501 Knowles Avenue Southampton, Pennsylvania 18966	111,090	(5)	12.1

Directors:
George M. Ager, Jr.	19,238	(6)(7)	2.1
John J. Augustine, CPA	31,990	(6)(8)	3.5
James J. Clarke, Ph.D.	22,220	(6)	2.4
Andrew E. DiPiero, Jr., Esq.	17,320	(6)(9)	1.9
Kenneth R. Gant, MBA	22,920	(6)(10)	2.5
Robert J. Phillips	41,660	(6)(11)	4.4
Marsh B. Spink	24,320	(6)(12)	2.6
Robert T. Strong	105,909	(6)(13)	11.1

Other Named Executive Officer:
Curt T. Schulmeister	14,310	(6)(14)	1.6

All directors and executive officers as a group (12 persons)	321,185	(15)	31.0%

(1)
Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals.  Pursuant to regulations under the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.  A person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options.

(2)
Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(Footnotes continued on following page)

__________________

(3)
Based on the Schedule 13G filed on February 18, 2014, ownership includes 25,500 shares owned by Banc Fund VII L.P. (“BF VII”) and 61,000 shares owned by Banc Fund VIII L.P. (“BF VIII”), all of which are Illinois limited partnerships and have sole voting and dispositive power over the shares.  The general partners of BF VII and BF VIII are MidBanc VII L.P. (“MidBanc VII”) and MidBanc VIII L.P. (“MidBanc VIII”), respectively, all of which are Illinois limited partnerships.  The general partner of MidBanc VII and MidBanc VIII is The Banc Funds Company, L.L.C. (“TBFC”), an Illinois corporation whose principal shareholder and manager is Charles J. Moore, the controlling member of TBFC and each of the Partnership entities directly or indirectly controlled by TBFC.

(4)	Based on information obtained by Quaint Oak Bancorp from Mr. Lifschitz, Mr. Lifschitz reported sole voting and dispositive power with respect to the 91,753 shares.

(5)
Mr. John J. Augustine and Ms. Diane J. Colyer act as trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust.  As of March 21, 2014, 55,181 shares held in the plan trust were allocated to the accounts of participating employees and 55,909 shares were held, unallocated, for allocation in future years. In general, the allocated shares held in the plan trust as of March 21, 2014, will be voted by the plan trustees in accordance with the instructions of the participants. Any unallocated shares are generally required to be voted by the plan trustees in the same manner as a majority of the shares which have been allocated to participants are actually voted, subject to each case to the fiduciary duties of the plan trustees and applicable law.  The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer’s account.

(6)
Includes shares held in trust by Quaint Oak Bancorp’s 2008 Recognition and Retention Plan (“RRP”) which have been awarded to the directors and officers and over which they may provide voting instructions to the RRP trustees and stock options which have been granted to the directors and officers under Quaint Oak Bancorp’s 2008 Stock Option Plan and which are exercisable within 60 days of the voting record date as follows:

Name	Stock Options		RRP Shares
George M. Ager, Jr.	9,023	(a)	1,000
John J. Augustine, CPA	8,943		3,500
James J. Clarke, Ph.D.	7,543		1,000
Andrew E. DiPiero, Jr., Esq.	7,543		1,000
Kenneth R. Gant, MBA	7,543		1,000
Robert J. Phillips	21,829		1,500
Marsh B. Spink	7,543		1,000
Robert T. Strong	37,715		5,000
Curt T. Schulmeister	3,244		1,750

All directors and executive officers as a group (12 persons)	117,508		21,550
____________________
(a)	Includes 1,480 stock options exercisable by Mr. Ager’s spouse within 60 days of the voting record date.

(7)	Includes 3,500 shares held jointly with Mr. Ager’s spouse, 451 shares held by his spouse and 2,487.0742 shares allocated to the account of his spouse in the Quaint Oak Bancorp ESOP.

(8)	Includes 1,500 shares held by Mr. Augustine’s spouse, 11,100 shares held in Mr. Augustine’s individual retirement account and 4,425.5688 shares allocated to Mr. Augustine’s account in the ESOP.

(9)	Includes 1,000 shares held by Mr. DiPiero’s spouse and 5,000 shares held in Mr. DiPiero’s individual retirement account.

(10)	Includes 10,000 shares held in Mr. Gant’s individual retirement account and 1,600 shares held by Mr. Gant’s children.

(11)	Includes 9,042 shares held jointly with Mr. Phillips’s spouse, 330 shares held by his spouse and 628 shares held in Mr. Phillips’s individual retirement account.

(12)	Includes 1,000 shares held jointly with Mr. Spink’s son.

(13)
Includes 38,885 shares held jointly with Mr. Strong’s spouse, 11,121 shares held in Mr. Strong’s individual retirement account and 13,187.6668 shares allocated to Mr. Strong’s account in the ESOP. The address for Mr. Strong is c/o Quaint Oak Bank, 501 Knowles Avenue, Southampton, Pennsylvania 18966.

(14)	Includes 2,000 shares held in Mr. Schulmeister’s individual retirement account and 6,762.3767 shares allocated to Mr. Schulmeister’s account in the ESOP.

(15)	Includes an aggregate of 36,854.7949 shares of common stock which are held by the Quaint Oak Bancorp, Inc. ESOP on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of Quaint Oak Bancorp, Inc.’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all

Section 16(a) forms they file. Other than the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan and Mr. Strong, we know of no person who owns 10% or more of our common stock.

Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2013, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Quaint Oak Bancorp’s audited consolidated financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, (Communications with Audit Committees).  The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Quaint Oak Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Andrew E. DiPiero, Jr., Esq., Chairman
Kenneth R. Gant, MBA
Robert J. Phillips

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Quaint Oak Bancorp relating to the next annual meeting of shareholders, which is scheduled to be held in May 2015, must be received at our principal executive offices located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, Attention:  Diane J. Colyer, Corporate Secretary, no later than December 12, 2014.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary.  To be timely with respect to the annual meeting of shareholders scheduled to be held in May 2015, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than December 12, 2014.  A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2015, this notice must be received by December 12, 2014.  Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Quaint Oak Bancorp’s Bylaws.  We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications.  Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Quaint Oak Bancorp, Inc., c/o Diane J. Colyer, Corporate Secretary, 501 Knowles Avenue, Southampton, Pennsylvania 18966.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2013 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2013 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits.  Such written requests should be directed to Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, 501 Knowles Avenue, Southampton, Pennsylvania 18966.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Quaint Oak Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
QUAINT OAK BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUAINT OAK BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2014 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Quaint Oak Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Quaint Oak Bancorp held of record by the undersigned on March 21, 2014, at the Annual Meeting of Shareholders to be held at Quaint Oak Bancorp's corporate headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, on Wednesday, May 14, 2014, at 2:00 p.m., Eastern time, and any adjournment thereof.

Please check box if you plan to attend the meeting. ☐

Please check box for address change and mark change below. ☐

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

The proxy statement and our 2013 Annual Report are available on our website at **www.quaintoak.com/investors/annual-meeting/**. The proxy statement also contains directions to attend the annual meeting.

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-held	For All Except
1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below):	☐	☐	☐

NOMINEES for a three-year term expiring in 2017:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

Please sign this proxy exactly as your name appears on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

6269

QUAINT OAK BANCORP, INC. RECOGNITION AND RETENTION PLAN VOTING INSTRUCTION BALLOT
____________________

☒ Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS
As in This Example	____________________

The undersigned hereby instructs the Trustees of the 2008 Recognition and Retention Plan (the “Recognition Plan”) of Quaint Oak Bancorp, Inc. to vote, as designated below, all the shares of common stock of Quaint Oak Bancorp, Inc. granted pursuant to the Recognition Plan to the undersigned as of March 21, 2014 at the Annual Meeting of Shareholders to be held at Quaint Oak Bancorp’s main office located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 14, 2014, at 2:00 p.m., Eastern time, or at any adjournment thereof.

1.          ELECTION OF DIRECTORS FOR A THREE-YEAR TERM.

☐	FOR	☐	WITHHOLD

NOMINEES for three-year term expiring in 2017:	George M. Ager, James J. Clarke, Ph.D., and Marsh B. Spink

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “Withhold” and write that nominee’s name in the space provided below.
________________________________________________________________________________________________________________________________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

☐	FOR	☐	AGAINST ☐ ABSTAIN

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of S.R. Snodgrass, P.C.

THE SHARES OF QUAINT OAK BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF QUAINT OAK BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2013 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.

Please be sure to sign and date this Card.	Date
Participant sign above

April 11, 2014

To:	Persons Granted Restricted Stock Under Quaint Oak Bancorp’s Recognition and Retention Plan (the “Recognition Plan”)

Re:       Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp granted to you pursuant to the 2008 Recognition and Retention Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2013 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote the restricted shares granted to you by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Jack Augustine.  Mr. Augustine will tabulate the votes for the purpose of having those shares voted by the Trustees at the Annual Meeting.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the restricted shares granted to you will be voted by the Trustees in their sole discretion.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you pursuant to the 2008 Recognition and Retention Plan.  If you also own shares of Quaint Oak Bancorp common stock outside of the Recognition Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,
Robert T. Strong
President and Chief Executive Officer

QUAINT OAK BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT
____________________

ANNUAL MEETING OF SHAREHOLDERS
Please Mark Votes	____________________
As in This Example

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the “ESOP”) of Quaint Oak Bancorp, Inc. to vote, as designated below, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my ESOP account as of March 21, 2014 at the Annual Meeting of Shareholders to be held at Quaint Oak Bancorp’s main office located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 14, 2014, at 2:00 p.m., Eastern time, or at any adjournment thereof.

1.            ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below):

☐	FOR	☐	WITHHOLD

NOMINEES for three-year term expiring in 2017:	George M. Ager, James J. Clarke, Ph.D., and Marsh B. Spink

INSTRUCTION: To withhold authority to vote for an individual nominee, mark “Withhold” and write that nominee’s name in the space provided below.
___________________________________________________________________________________________________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

☐	FOR	☐	AGAINST ☐ ABSTAIN

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of S.R. Snodgrass, P.C.

THE SHARES OF QUAINT OAK BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF QUAINT OAK BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2013 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.

Please be sure to sign and date this Card.	Date
Participant sign above

 April 11, 2014

To:	Participants in the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”)

Re:       Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp allocated to your account in the Quaint Oak Bancorp, Inc. ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2013 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Jack Augustine.  Mr. Augustine will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Quaint Oak Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,
Robert T. Strong
President and Chief Executive Officer